SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report April 12, 2004
(Date of Earliest Event Reported: March 31, 2004)

DSTAGE.COM, INC.
(EXACT NAME OF SMALL BUSINESS REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE
(State or other jurisdiction of Incorporation)

000-30785 52-2195605
(Commission File Number) (I.R.S. Employer Identification No.)

7389 (BUSINESS SERVICES NEC)
Standard Industrial Classification

100 East San Marcos Boulevard, SUITE 400
San Marcos, California 92069 (Zip Code)
(Address of principal executive offices)

(760) 510-5930
Registrant's telephone number, including area code

Item 1. Changes in Control of Registrant

Not Applicable.

Item 2. Acquisition or Deposition of Assets

Not Applicable.

Item 3. Bankruptcy or Receivership.

Not Applicable.

Item 4. Changes in Registrant’s Certifying Accountant.

Not Applicable.

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Item 5. Other Events.

On April 12, 2004, we announced our intention to change the name of the Company to Camelot Entertainment Group, Inc., pending shareholder approval. Concurrent with the name change, we plan to adopt a new business model for the Company. We intend to engage in the development, production, marketing and distribution of original motion pictures. We plan to continue our current operations in a new, wholly owned subsidiary which is expected to keep the Dstage.com name.

On April 12, 2004, we entered into a consulting agreement with Corporate Awareness Professionals, Inc., a Michigan based marketing and consulting firm (“CAP”), to assist us in building awareness in the marketplace of our planned new business model. Under the terms of the agreement, CAP plans to provide business development and product marketing support, provide a general business and financial analysis of our proposed business plan with respect to the business, assist in the formulation and evaluation of various structural and financial alternatives, assist us in the preparation of the appropriate documents related to our fund raising activities, review and analyze all aspects of our structure and our goals and make recommendations on feasibility and achievement of those desired goals and to assist us in fielding calls from the public inquiring about us as needed. The agreement also includes a provision whereby CAP has agreed to purchase 1,675,000 shares of our $.001 par value common stock through options priced at $0.15 per share for $251,250. In addition, CAP has the option to purchase an additional 1,000,000 shares at $.50 per share for $500,000. Further, upon purchasing those shares, CAP has the right to purchase up to a maximum of 10% more shares, or 100,000 shares, at $.50 per share.

Item 6. Resignations of Directors

Not Applicable.

Item 7. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not Applicable.

(b) Pro Forma Financial Information.

Not Applicable.

(c) Exhibits.

Exhibit 17.1 - Agreement with Corporate Awareness Professionals, Inc.

Exhibit 99.1 - Press Release dated April 12, 2004

A copy of Dstage's press release is attached as Exhibit 99.1 hereto and incorporated by reference herein. The press release filed as an exhibit to this report includes "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about the Company's business contained in the press release are "forward-looking" rather than "historic." The press release also states that a more thorough discussion of certain factors which may affect the Company's operating results is included in the Company's filings with the Securities and Exchange Commission.

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EXHIBIT 17.1

BUSINESS MARKETING CONSULTANT AGREEMENT

THIS BUSINESS MARKETING CONSULTANT AGREEMENT (Agreement) is made and entered into in duplicate this 12th day of April, 2004, by and between Dstage.com, Inc., a Delaware corporation, its predecessors, successors, including, but not limited to, Camelot Entertainment Group, Inc., its subsidiaries and affiliates (the "Corporation"), on the one hand and Corporate Awareness Professional’s, Inc., a Nevada corporation and its affiliates (the "Consultant"), on the other hand.

BACKGROUND

A. The Corporation continues to experience growth while implementing its business model.

B. The Consultant provides Business Marketing Consulting Services, which the Corporation needs, and has provided those services to the Corporation since March 31, 2004.

C. As a result, the Board of Directors of the Corporation has determined that it is in the best interests of the Corporation and its stockholders that the Corporation retain the services of Consultant to consult with the (i) Board of Directors of the Corporation (“Board”), (ii) officers of the Corporation, and (iii) administrative staff of the Corporation concerning issues which may occur relating to the business of the Corporation, including assisting the Corporation in implementing its business model ("Services").

D. It is the desire of the Consultant to provide the Services to the Corporation on an independent contractor basis.

NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL PROMISES, COVENANTS AND UNDERTAKINGS SPECIFIED HEREIN AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, WITH THE INTENT TO BE OBLIGATED LEGALLY AND EQUITABLY, THE PARTIES AGREE WITH EACH OTHER AS FOLLOWS:

1.   Term of Agreement. This Agreement shall be in full force and effect commencing March 31, 2004 and concluding at the close of business on March 30, 2005 (the "Term").

2.   Consultation. The Consultant shall make appropriate personnel available to consult with the Board, the officers of the Corporation, and the department heads of the administrative staff of the Corporation, at reasonable times, concerning matters relating to any issue of importance regarding the marketing affairs of the Corporation, including, but not limited to, specific consultations as detailed on Exhibit A attached hereto.

3.   Management Authority; Independent Contractor Status. The Consultant shall have no management authority of or for the Corporation. The Corporation's officers will conduct the business affairs of the Corporation, which affect, directly or indirectly, the operation of business of the Corporation and which arise in the ordinary course of business. All the members of the Corporation's administrative staff shall be employees of the Corporation. The Consultant shall have no control or charge of the administrative staff and no control or authority to employ, discharge, direct, supervise, or control any member of the administrative staff or other employee of the Corporation. It is the intention of the Corporation not to confer on the Consultant any power of direction, management, supervision, or control of the administrative staff or other employee of the Corporation. The Consultant is not an affiliate of the Corporation as defined in the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Corporation is interested only in the results obtained by the Consultant, who shall have the sole control of the manner and means of performing the Services under this Agreement. The Corporation shall not have the right to require the Consultant to collect accounts, investigate customer complaints, attend meetings, periodically report to the Corporation, follow prescribed itineraries, keep records of business transacted, make adjustments, conform to particular policies of the Corporation, or do anything else which would jeopardize the relationship of independent contractor between the Corporation and the Consultant, nor shall the Corporation nor the Consultant do anything that would in any way cause the Consultant to be classified as an affiliate as defined in the Securities Act or the Exchange Act.

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4.   No Power of Consultant to Act as Agent. The Consultant shall have no right, power or authority to be, or act, as an agent of the Corporation for any purpose whatsoever. In that regard, the Consultant shall not attempt or purport to obligate the Corporation to any obligation or agreement.

5.   Limited Liability. With regard to the Services to be performed by the Consultant, the Consultant shall not be liable to the Corporation, or to any person who may claim any right because of that person’s relationship with the Corporation, for any acts or omissions in the performance of the Services on the part of the Consultant or on the part of the agents or employees of the Consultant, except when said acts or omissions of the Consultant are due to the Consultant’s gross negligence or willful misconduct. The Consultant makes no warranties, representations or guarantees regarding the effectiveness of the Services provided by Consultant. The Corporation shall hold the Consultant and its agents and employees free and harmless from any and all obligations, costs, claims, judgements, attorneys fees, and attachments arising from or growing out of the Services rendered to the Corporation under this Agreement or in any way connected with or relating to the rendering of the Services, except when the same shall arise because of the gross negligence or willful misconduct of the Consultant, and the Consultant is adjudged to be guilty of gross negligence or willful misconduct by a court of competent jurisdiction.

6.   Cash Compensation.

a. The Consultant shall not receive any cash compensation for Services to be rendered during the Term. In the event this Agreement is terminated due to the expiration of the Term or for any other reason other than those contained in Section 18, the terms and conditions of Section 6 and Section 7 of this Agreement shall remain in full force and effect until such time as Consultant has been paid in accordance herewith unless Consultant causes a Default as described Section 18 hereunder resulting in the voiding of this Agreement.

7.   Stock.
  The Corporation shall deliver or cause to be delivered a total of 1,100,000 shares of its $0.001 par value common stock (“Shares”) to the Consultant in accordance with the terms and conditions of this Section 7. The Shares will be duly authorized, fully paid, non-assessable and will contain other customary terms and conditions, including piggyback registration rights. In the event this Agreement is terminated due to the expiration of the Term or for any other reason other than those contained in Section 18, the terms and conditions of this Section 7 of this Agreement shall remain in full force and effect until such time as Consultant has been paid in accordance herewith unless Consultant causes a Default as described Section 18 hereunder resulting in the voiding of this Agreement.

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  Upon the execution hereof, the Corporation shall issue 750,000 Shares to the Consultant, with said Shares to be subject to certain restrictions on transfer, including, but not limited to, the restrictions placed on the Shares in accordance with the Securities Act of 1933 (“the Act”), as amended, specifically Rule 144, the Securities Exchange Act of 1934 (“the Exchange Act”), as amended, and all applicable state regulations. The Corporation shall provide a letter to the Consultant from its legal counsel representing that the Corporation has the authority to issues the Shares, and that the issuance thereof is in accordance with the Corporation’s articles of incorporation and by-laws, and further that the issuance thereof does not knowingly violate the rules and or regulations promulgated under the Act (“Legal Opinion”).
  At a date to be mutually agreed upon, which date shall be no less than ninety (90) days subsequent to the effective date hereof and no later than one hundred eighty (180) days subsequent to the effective date hereof, and further upon the mutual agreement between the parties that the services to be provided by the Consultant to the Corporation as described in this Agreement have been provided, the Corporation shall issue 250,000 Shares to the Consultant, with said Shares to be subject to certain restrictions on transfer, including, but not limited to, the restrictions placed on the Shares in accordance with the Securities Act of 1933 (“the Act”), as amended, specifically Rule 144, the Securities Exchange Act of 1934 (“the Exchange Act”), as amended, and all applicable state regulations. The Corporation shall provide a Legal Opinion to the Consultant at the time of issuance.
  At a date to be mutually agreed upon, which date shall be no less than one hundred eighty (180) days subsequent to the effective date hereof and no later than two hundred forty (240) days subsequent to the effective date hereof, and further upon the mutual agreement between the parties that the services to be provided by the Consultant to the Corporation as described in this Agreement have been provided, the Corporation shall issue to Consultant an additional 100,000 Shares, with said Shares to be subject to certain restrictions on transfer in accordance with the Act. The Corporation shall provide a Legal Opinion to the Consultant at the time of issuance.
  In determining whether the Consultant has provided the services contemplated as a result of this Agreement, the parties hereby agree that notwithstanding any other services to be provided in connection herewith, the Consultant shall fully comply, execute and complete the provisions under Section 9 (a) and 9 (b) hereunder. In the event the Consultant fails to fully comply, execute and complete the provisions under Section 9 (a) and 9 (b) hereunder, the Corporation may, at its sole option, determine that the Agreement has not been complied with and therefore the Shares issued in connection herewith have not been fully paid for and as a result may be subject to reduction and or cancellation by the Corporation.
8.   Warrants.
a.   The Consultant shall not receive any Warrants.
9.   Options.
  The Consultant shall receive an Option from the Corporation to purchase 1,675,000 Shares at a price of $.15 per Share, for a total purchase price of $251,250. The Corporation shall deliver or cause delivery of the Shares to the Consultant within three (3) business days following the receipt of certified funds. Said Option shall only be exercisable during the term of this Agreement.
  The Consultant shall receive an additional Option from the Corporation to purchase 1,000,000 Shares at a price of $.50 per Share, for a total purchase price of $500,000. The Corporation shall deliver or cause delivery of the Shares to the Consultant within three (3) business days following the receipt of certified funds. Said Option shall only be exercisable during the term of this Agreement.
  The Consultant shall have the right to purchase up to a maximum of ten per cent (10%) more Shares under Section 9 (b) upon completing the purchase of the Shares contemplated in Sections 9 (b) herein.
  In the event Consultant elects to exercise its rights under Sections 9 (a), 9 (b) and 9 (c) herein, the total Shares that can be purchased in accordance herewith is 2,775,000 Shares for a total purchase price of $801,250.
  The Options shall be irrevocable, and shall carry with them all customary rights, including piggyback registration rights.

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10.   Expenses. The Consultant shall be responsible for its out-of-pocket expenses incurred in connection with this Agreement, including fees and expenses of its legal counsel.

11.   Minimum Amount of Service. During the Term the Consultant shall devote only so much time to the affairs of the Corporation as the Consultant and the Corporation mutually determine to be necessary or appropriate; and the Consultant may represent, perform services for, and be employed by, any additional persons as the Consultant, in the Consultant’s sole discretion, determines to be necessary or appropriate.

12.   Change of Control. In the event the Corporation experiences a “change in control” transaction, including, but not limited to, a merger, acquisition or sale of a controlling interest in the Corporation, the terms and conditions of this Agreement shall remain in effect and in full force, and such action by the Corporation shall not in any way diminish, affect or compromise the Consultant’s rights, including but not limited to, all compensation as described in this Agreement.

13.   Hold Harmless. The Corporation agrees to indemnify and hold harmless Consultant and its affiliates, agents, counsel, stockholders, directors, officers, employees and controlling persons, within the meaning of Section 15 of the Securities Act, or Section 20 of the Exchange Act, for any violations of state or federal securities laws by the Corporation or any of its officers, other employees, agents, affiliates, counsel, stockholders, directors, and controlling persons in connection with the terms and conditions of this Agreement and all acts by the Corporation as a result thereof . The Consultant agrees to indemnify and hold harmless the Corporation and its affiliates, agents, counsel, stockholders, directors, officers, employees and controlling persons, within the meaning of Section 15 of the Securities Act, or Section 20 of the Exchange Act, for any violations of state or federal securities laws by the Consultant or any of its officers, other employees, agents, affiliates, counsel, stockholders, directors, and controlling persons in connection with the terms and conditions of this Agreement and all acts by the Consultant as a result thereof.

14.   Corporate Documents. The Corporation will provide and deliver to Consultant, at the Corporation’s expense, all documents, appraisals, projections, financial data, and other information, collectively referred to herein as “Information”, requested by Consultant for the purpose of rendering its marketing consultant services hereunder. All Information shall be accurate and complete, in all material respects, and the Corporation recognizes and confirms that (a) Consultant will use and rely on the Information without having independently verified the same and (b) Consultant does not assume responsibility for the accuracy or completeness of the Information.

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15.   Corporate Disclosure. The Corporation shall use its best efforts to disclose to Consultant all material events and developments that have occurred prior to the date of this Agreement relating to the Corporation’s financial condition, operations or prospects. During the Term, the Corporation will promptly notify Consultant of any material event or development relating to the financial condition, business operations or business prospects of the Corporation and promptly deliver to Consultant copies of all material filings made by the Corporation with any regulatory agency and copies of all press releases issued by the Corporation and make available same for inspection by Consultant, during regular business hours and upon 24 hours notice by Consultant.

16.   Confidentiality. Consultant agrees to keep confidential all material, non-public information provided to it by the Corporation, except as required by law or as contemplated by the terms of this Agreement. Notwithstanding anything to the contrary herein, Consultant may disclose non-public information to its agents and advisors whenever Consultant determines that such disclosure is necessary or advisable to provide the Services contemplated hereunder. Consultant shall inform all parties who receive disclosure of non-public information or who have access to such information of the obligation of confidentiality, and shall inform the Corporation of any disclosure of non-public information to any party other than Consultant’s independent public accountants or attorneys. The Consultant hereby acknowledges and affirms that it has been notified by the Corporation that this Agreement and all other agreements between the parties may be included in various filings the Corporation is required or elects to make with the Securities and Exchange Commission (“SEC”) and various state agencies.

17.   Work for Hire. The Consultant hereby irrevocably assigns to Corporation, and Corporation shall have, exclusive ownership rights, including, without limitation, all patent, copyright, trademark and trade secret rights, with respect to any work produced by Consultant in the course of rendering services to Corporation including, but not limited to, the development, modification or enhancement of systems, programs, instructions, concepts and documentation developed for or relating to Corporation and all documents, data and other information of any kind including information incorporating, based upon or derived from the foregoing, including reports and notes prepared by the Consultant. Such work produced will be the property of Corporation and may not be used by the Consultant for any other purpose than the benefit of Corporation. Any and all such property and material containing such property shall be delivered forthwith to Corporation on request by Corporation and in any event at the termination of the Consultant's work for Corporation and no copies thereof shall be retained by the Consultant unless the prior written consent of Corporation is obtained with respect thereto. A certificate evidencing compliance with this provision shall, if requested by Corporation, accompany such materials. The Consultant will execute and deliver all documents required by Corporation to document or perfect Corporation’s proprietary rights in said work. Such work shall be a work made for hire and the Consultant shall have no proprietary interest herein. All deliverables shall bear Corporation’s copyright and trade secret notices.

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18.   Advertisements; No Faxes; No emails. In the event that the Consultant finds itself in a position to make a newsworthy announcement, including, but not limited to, a new product, sales results, existing product information or expansion, Consultant will have the right to place advertisements in various media outlets, including, but not limited to, print publications, the Internet, direct mail, radio, television, satellite, or cable, describing its services to the Corporation hereunder; provided, however, that Consultant will submit copies of such advertisements to the Corporation so that the Corporation may consent to the form and content of such advertisements, approval of which shall not reasonably be withheld. Notwithstanding the foregoing, Consultant shall not either directly or indirectly authorize, direct, place or allow any announcements or other material of any type whatsoever to be faxed and or emailed, including, but not limited to, promotional material of any nature, type or form, relating to the Corporation, nor shall the Consultant contract with any third party which as a result of said contract would result in some type of fax or email program being contemplated or implemented. In the event Consultant fails to honor this Section 18 therefore causing a default of the provisions contained specifically within this Section 18 (“Default”), this Agreement shall be deemed void, and all Shares and Options issued in connection herewith shall be immediately cancelled by the Corporation and the Consultant shall physically return all Shares to the Corporation within three (3) business days of the Consultant being notified of the Default by the Corporation. This Default, should it occur, would be by definition “gross negligence and willful misconduct” by the Consultant.

19.   Failure to act by One Person. Any direction or consultation given or service performed by one of the persons acting on behalf of the Consultant, pursuant to the provisions of this Agreement, shall constitute the direction or consultation or the performance of service of the Consultant. If, for any reason, any person acting on behalf of the Consultant is unable or unwilling to act or perform pursuant to the provisions of this Agreement, that event shall not void this Agreement or diminish its effect, unless the event causes a Default as described in Section 18 herein.

   20.   Indemnification. In addition to the limitation of liability found in Section 5 and Section 13 of this Agreement, each party shall save the other party harmless from and against and shall indemnify the other for any and all liabilities, losses, costs, expenses, or damages howsoever caused by reason of any injury (whether to body, property, or personal or business character or reputation) sustained by any person or to any person or to property by reason of any act, neglect, default, or omission of a party. In the event the Consultant is sued in any court for damages by reason of the Consultant’s relationship with the Corporation as a result of any misrepresentation or misconduct by the Corporation, the Corporation shall defend that court action (or cause that court action to be defended), at the Corporation’s sole expense and the Corporation shall pay and discharge any judgment that may be rendered in any such court action. In the event the Corporation fails or neglects to defend the Consultant in any such court action, the Consultant may defend such court action and any expenses, including attorney’s fees, which the Consultant may pay or incur in defending any such court action and the amount of any judgment which the Consultant may be required to pay shall be reimbursed promptly by the Corporation to the Consultant upon demand therefor by the Consultant. Notwithstanding the foregoing, neither party may be indemnified by the other for acts determined by a court of competent jurisdiction to be the fault of the indemnified party, unless such act was in connection with or as a result of the terms and conditions of this Agreement.

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21.   Equitable Remedies. As a result of the uniqueness of the services to be performed by the Consultant for the Corporation, and because the Consultant’s reputation in the community may be affected by the financial success or failure of the Corporation, in addition to the other rights and remedies that the Consultant may have for a breach of this Agreement, the Consultant shall have the right to enforce this Agreement, in all of its provisions, by specific performance or other relief in a court or equity.

22.   Consultant’s Representatives. The Consultant shall have the right to appoint or otherwise designate suitable and desirable employees, agents and representatives (“Consultant’s Representatives”). The Consultant shall be solely responsible for the Consultant’s Representatives and their acts. The Consultant’s Representatives shall be at the Consultant’s own risk, expense and supervision, and the Consultant’s Representatives shall not have any claim against the Corporation for salaries, commissions, items of cost, or other form of compensation or reimbursement. The Consultant represents, warrants, and covenants that the Consultant’s Representatives shall be subordinate to the Consultant and subject to each and all of the terms, provisions and conditions applying to the Consultant specified in this Agreement.

23.   Recovery of Litigation Costs. If any legal or equitable action or other proceeding is commenced for the enforcement or interpretation of this Agreement, or because of an alleged dispute, breach, default or misrepresentation regarding any of the provisions of this Agreement, the successful or prevailing party in such action or proceeding shall be entitled to recover reasonable attorneys' fees and all costs incurred in such action or proceeding, in addition to any other relief to which such party may be entitled.

24.   Governmental Rules and Regulations. The provisions of this Agreement are subject to any and all present and future orders, rules and regulations of any duly constituted authority having jurisdiction of the relationship contemplated by the provisions of this Agreement.

25.   Notices. All notices, requests, demands or other communications pursuant to this Agreement shall be in writing or by telex or facsimile transmission and shall be deemed to have been duly given (i) on the date of service, if delivered in person or by telex or facsimile transmission (with the telex or facsimile confirmation of transmission receipt acting as confirmation of service when sent and provided telexed or telecopied notices are also mailed by first class, certified or registered mail, postage prepaid); or (ii) 48 hours after mailing by first class, registered or certified mail, postage prepaid, and properly addressed as follows:

If to the Corporation:           Camelot Entertainment Group, Inc.
100 East San Marcos Blvd., Suite 400
San Marcos, CA 92069
                      Telecopier: 760.510.5931

If to the Consultant:   Corporate Awareness Professional’s, Inc.
20891 Elm Forest Court
Clinton Township, MI 48035
Telecopier: 586.746.1204

or at such other address as the party affected my designate in a written notice to such other party in compliance with this paragraph.

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26.   Entire Agreement. This Agreement supersedes any and all other agreements, either oral or in writing, between the parties regarding the subject matter of this Agreement and specifies all the covenants and agreements between the parties with respect to that subject matter, and each party acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not specified in this Agreement; and any other agreement, statement or promise concerning the subject matter specified in this Agreement shall be of no force or effect in a subsequent modification in writing signed by the party to be charged.

27.   Severability. In the event any part of this Agreement, for any reason, is determined to be invalid, such determination shall not affect the validity of any remaining portion of this Agreement, which remaining portion shall remain in complete force and effect as of this Agreement had been executed with the invalid portion of this Agreement eliminated. It is hereby declared the intention of the parties that the parties would have executed the remaining portion of this Agreement without including any such part, parts or portion which, for any reason, hereafter my be determined invalid.

28.   Captions and Interpretation. Captions of the paragraphs of this Agreement are for convenience and reference only, and the words contained in those captions shall in no way be held to explain, modify, amplify or aid in the interpretation, construction or meaning of the provisions of this Agreement. The language in all parts to this Agreement, in all cases, shall be construed in accordance with the fair meaning of that language as if that language was prepared by all parties and not strictly for or against any party.

29.   Further Assurances. Each party shall take any and all action necessary, appropriate or advisable to execute and discharge such party’s responsibilities and obligations created by the provisions of this Agreement and to further effectuate, perform and carry out the intents and purposes of this Agreement and the relationship contemplated by the provision of this Agreement.

30.   Number and Gender. Whenever the singular number is used in this Agreement, and when required by the context, the same shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders, and vice versa; and the word “person” shall include corporation, firm, trust, association, governmental authority, municipality, association, sole proprietorship, joint venture, association, organization, estate, joint stock company, partnership, or other form of entity.

31.   Execution in Counterparts. This Agreement may be prepared in multiple copies and forwarded to each of the parties for execution. This Agreement shall become effective when the Corporation receives a copy or copies of this Agreement executed by the parties in the names as those names appear at the end of this Agreement. All of the signatures of the parties may be affixed to one copy or to separate copies of this Agreement and when all such copies are received and signed by all the parties, those copies shall constitute one agreement, which is not otherwise separable or divisible. The Corporation shall keep all of such signed copies and shall conform one copy to show all of those signatures and the dates thereof and shall mail a copy of such conformed copy to each of the parties within thirty (30) days after the receipt by such counsel of the last signed copy, and shall cause one such conformed copy to be filed in the principal office of the Corporation.

32.   Successors and Assigns. This Agreement and each of the provisions of this Agreement shall obligate and inure to the benefit the heirs, executors, administrators, successors and assigns of each of the parties; provided, however, nothing specified in this paragraph shall be a consent to the assignment or delegation by any party of such party's respective rights and obligations created by the provisions of this Agreement.

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33.   Reservation of Rights. The failure of any party at any time hereafter to require strict performance by any other party of any of the warranties, representations, covenants, terms, conditions and provisions specified in this Agreement shall not waive, affect or diminish any right of such failing party to demand strict compliance and performance therewith and with respect to any other provisions, warranties, terms and conditions specified in this Agreement. Any waiver of any default not waive or affect any other default, whether prior or subsequent thereto, and whether the same or of a different type. None of the representations, warranties, covenants, conditions, provisions and terms specified in this Agreement shall be deemed to have been waived by any act or knowledge of either party or such party’s agents, officers or employees, and any such waiver shall be made only by an instrument in writing, signed by the waiving party and directed to each non-waiving party specifying such waiver. Each party reserves such party’s rights to insist upon strict compliance with the terms, conditions, warranties, obligations, representations, covenants and provisions of this Agreement at all times.

34.   Concurrent Remedies. No right or remedy specified in this Agreement conferred on or reserved to the parties is exclusive of any other right or remedy specified in this Agreement or by law or equity provided or permitted; but each such right and remedy shall be cumulative of, and in addition to, every other right and remedy specified in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, and may be enforced concurrently therewith or from time to time. The termination of this Agreement for any reason whatsoever shall not prejudice any right or remedy which either party may have, either at law, in equity or pursuant to the provisions of this Agreement.

35.   Choice of Law and Consent to Jurisdiction. This Agreement shall be deemed to have been entered into in the State of Delaware, and all questions concerning the validity, interpretation or performance of any of the terms, conditions and provisions of this Agreement or of any of the rights or obligations of the parties shall be governed by, and resolved in accordance with, the laws of the State of Delaware. Any and all actions or proceedings, at law or in equity, to enforce or interpret the provisions of this Agreement shall be litigated in courts having situs within the State of Delaware, and each party hereby consents expressly to the jurisdiction of any local, state or federal court located within the State of Delaware and consents that any service of process in such action or proceeding may be made by personal service upon such party wherever such party may be then located, or by certified or registered mail directed to such party at such party's last known address.

36.   Assignability. Neither party shall sell, assign, transfer, covey or encumber this Agreement or any right or interest in this Agreement, or suffer or permit any such sale, assignment, transfer or encumbrance to occur by operation of law without the prior written consent of the other party. In the event of any sale, assignment, transfer or encumbrance consented to by such other party, the transferee or such transferee’s legal representative shall agree with such other party in writing to assume personally, perform and be obligated by the covenants, obligations, warranties, representations, terms, conditions and provisions specified in this Agreement.

37.   Continuing Provisions. Notwithstanding anything to the contrary contained herein, the provisions concerning confidentiality, indemnification, contribution and the Corporation’s obligations to pay fees contained herein and in the indemnification provisions hereof will survive any such expiration or termination of this Agreement.

38.   Force Majeure.
  If any party is rendered unable, completely or partially, by the occurrence of any event of “force majeure” (as defined below) to perform such party’s obligations created by the provisions of this Agreement, other that the obligation to make payments of money, such party shall give to the other party prompt written notice of the event of “force majeure” with reasonably complete particulars concerning such event; thereupon, the obligations of the party giving such notice, so far as those obligations are affected by the event of “force majeure”, shall be suspended during, but no longer than, the continuance of the event of “force majeure” The party affected by such event of “force majeure” shall use all reasonable diligence to resolve, eliminate and terminate the event of “force majeure” as quickly as practicable.

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  The requirement that an event of “force majeure” shall be remedied with all reasonable dispatch as herein above specified, shall not require the settlement of strikes, lockouts or other labor difficulties by the party involved, contrary to such party’s wishes, and the resolution of any and all such difficulties shall be handled entirely within the discretion of the party concerned.

  The term “force majeure” as used herein shall be defined as and mean any act of God, strike, civil disturbance, lockout or other industrial disturbance, act of the public enemy, war, blockage, public riot, earthquake, tornado, hurricane, lightening, fire, public demonstration, storm, flood, explosion, governmental action, governmental delay, restraint or inaction, unavailability of equipment, and any other cause or event, whether of the kind enumerated specifically herein, or otherwise, which is not reasonably within the control of the party claiming such suspension.
39.   Consent to Agreement. By executing this Agreement, each party, for itself, represents such party has read or caused to be read this Agreement in all particulars, and consents to the rights, conditions, duties and responsibilities imposed upon such party as specified in this Agreement.
Executed at San Marcos, California, effective as of the date specified in the preamble of this Agreement.

CORPORATION    CONSULTANT
CAMELOT ENTERTAINMENT GROUP, INC.    CORPORATE AWARNESS PROFESSIONAL’S, INC.
a Delaware corporation            a Nevada corporation

By: /s/ Robert P. Atwell               By: /s/ Hank Zemla
Its: President                    Its: President

By: /s/ Albert Golusin            By: /s/ Hank Zemla
Its: Secretary                    Its: Secretary

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Exhibit A

Specific Consultations

A.Provide business development and product marketing support.

B.Provide a general business and financial analysis of the Corporation’s proposed business plan with respect to the Business.

C.Assist in the formulation and evaluation of various structural and financial alternatives.

D.Assist the Corporation in the preparation of the appropriate documents related to the Corporation’s fund raising activities.

E.Review and analyze all aspects of the Corporation’s structure and its goals and make recommendations on feasibility and achievement of desired goals.

F.Consultant shall be available to field calls from the public inquiring about the Corporation as needed.

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EXHIBIT 99.1

Press Release

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SOURCE: Dstage.com, Inc.

FOR IMMEDIATE RELEASE

Dstage.com Plans Name and Business Model Change

Camelot Entertainment Group would become name as part of plan to be engaged in the development, production, marketing and distribution of motion pictures

SAN MARCOS, CA., April 12, 2004 — Dstage.com, Inc. (OTCBB: DSTG) announced today that it plans to seek shareholder approval to change its name pending the Board of Directors decision to change the company’s business model. Under the proposed plan, Dstage.com would become Camelot Entertainment Group, Inc. and the company would be engaged in the development, production, marketing and distribution of motion pictures. Details of the plan will be revealed in the company’s annual report, which should be filed with the Securities and Exchange Commission (“SEC”) no later than Wednesday, April 14, 2004.

For additional information please contact:

Company contact:
Susan Sanchez
760-510-5930
susan@camelotfilms.com
www.camelotfilms.com
About Dstage: Dstage.com, Inc. was formed in October of 1999 to pursue a new approach to venture formation and development. The Dstage model attempts to substantially reduce burdensome cash requirements from the earliest stages of venture creation and replace it with proven knowledge, expertise, technology and other forms of "securitized" intellectual capital. For general information about Dstage and Camelot Entertainment Group, please visit the Company's web site at www.camelotfilms.com.

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NOTES ABOUT FORWARD-LOOKING STATEMENTS Except for any historical information contained herein, the matters discussed in this press release contain forward-looking statements that involve risks and uncertainties, including those described in the Company's Securities and Exchange Commission Reports and Filings.

Certain Statements contained in this release that are not historical facts constitute forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, and are intended to be covered by the safe harbors created by that Act. Reliance should not be placed on forward looking statements because they involve unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied. Forward looking statements may be identified by words such as estimates, anticipates, projects, plans, expects, intends, believes, should and similar expressions and by the context in which they are used. Such statements are based upon current expectations of the Company and speak only as of the date made. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date on which they are made.
Item 8. Change in Fiscal Year.

Not applicable.

Item 9. Regulation FD Disclosure.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dstage.com, Inc.
(Registrant)

/s/Robert P. Atwell
Robert P. Atwell, CEO

April 12, 2004

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